Exhibit 99.1

NEWS FROM SEI

Investor Contact:	Media Contact:
Murray Louis	Dana Grosser
SEI	SEI
(610) 676-1932	(610) 676-2459
mlouis@seic.com	dgrosser@seic.com
Pages: 10

FOR IMMEDIATE RELEASE

SEI REPORTS THIRD-QUARTER 2010 FINANCIAL RESULTS

OAKS, Pa., October 20, 2010 — SEI Investments Company (NASDAQ:SEIC) today announced financial results for third-quarter 2010, reporting an increase in net income attributable to SEI and diluted earnings per share compared to third-quarter 2009. Diluted earnings per share were $0.30. Effective January 1, 2010, company results reflect the deconsolidation of LSV Asset Management (LSV), returning to the equity method of accounting. This change in accounting treatment had no impact on net income attributable to SEI. Without LSV, revenues grew $3.7 million or two percent compared to third-quarter 2009 (see Proforma Consolidated Overview below).

Consolidated Overview (In thousands, except earnings per share)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2010	2009	%	2010	2009	%

Revenues	$219,513	$275,933	(20%)	$669,436	$776,553	(14%)
Net Income attributable to SEI	56,389	52,727	7%	169,287	128,498	32%
Diluted Earnings Per Share	$0.30	$0.27	11%	$0.89	$0.67	33%

“Compared to a year ago, our third-quarter results reflect improved capital markets, improved markets for our services, and the ongoing management of our costs,” said Alfred P. West, Jr., SEI Chairman and CEO.

“While our new sales activities are yielding positive results, lengthy sales and installation cycles remain a challenge for the short term. Longer term, we believe we are well positioned in all business segments to achieve growth. We continue to make key investments that will create growth opportunities for us and for our clients.”

Proforma Consolidated Overview (In thousands, except earnings per share)	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2010	2009	%	2010	2009	%
	(Actual)	(Proforma)		(Actual)	(Proforma)

Revenues	$219,513	$215,773	2%	$669,436	$627,125	7%
Net Income attributable to SEI	56,389	52,727	7%	169,287	128,498	32%
Diluted Earnings Per Share	$0.30	$0.27	11%	$0.89	$0.67	33%

Summary of Third-Quarter and Year to Date Results by Business Segment

(In thousands)	For the Three Month Period Ended September 30,			For the Nine Month Period Ended September 30,
	2010	2009	%	2010	2009	%
Private Banks:
Revenues	$83,518	$88,561	(6%)	$260,730	$272,154	(4%)
Expenses	73,463	79,549	(8%)	229,674	229,108	—

Operating Profit	$10,055	$9,012	12%	$31,056	$43,046	(28%)
Operating Margin	12%	10%		12%	16%

Investment Advisors:
Revenues	43,422	43,467	—	135,283	120,557	12%
Expenses	26,426	28,001	(6%)	82,129	81,049	1%

Operating Profit	16,996	15,466	10%	53,154	39,508	35%
Operating Margin	39%	36%		39%	33%

Institutional Investors:
Revenues	51,036	47,458	8%	152,821	129,001	18%
Expenses	25,940	27,369	(5%)	78,896	74,803	5%

Operating Profit	25,096	20,089	25%	73,925	54,198	36%
Operating Margin	49%	42%		48%	42%

Investment Managers:
Revenues	40,548	35,208	15%	117,598	101,911	15%
Expenses	25,763	23,047	12%	75,918	68,159	11%

Operating Profit	14,785	12,161	22%	41,680	33,752	23%
Operating Margin	36%	35%		35%	33%

Investments in New Businesses:
Revenues	989	1,079	(8%)	3,004	3,502	(14%)
Expenses	4,080	3,171	29%	9,480	8,789	8%

Operating Loss	(3,091)	(2,092)	(48%)	(6,476)	(5,287)	(22%)
Operating Margin	N/A	N/A		N/A	N/A

LSV:
Revenues	—	60,160	N/A	—	149,428	N/A
Expenses (1)	—	38,928	N/A	—	97,083	N/A

Operating Profit	—	21,232	N/A	—	52,345	N/A
Operating Margin	—	35%		—	35%

Totals:
Revenues	$219,513	$275,933	(20%)	$669,436	$776,553	(14%)
Expenses	155,672	200,065	(22%)	476,097	558,991	(15%)
Corporate overhead expenses	8,981	8,897	1%	28,639	27,235	5%
Noncontrolling interest reflected in segments	(279)	(30,168)	N/A	(956)	(73,968)	N/A
LSV Employee Group expenses	—	1,836	N/A	—	5,476	N/A

Income from operations	$55,139	$95,303	(42%)	$165,656	$258,819	(36%)

(1)	Includes $29,829 and $73,120 for the three and nine month periods ended September 30, 2009, of noncontrolling interest to the other partners of LSV.

Third-Quarter Business Commentary:

•

In January 2010, LSV was deconsolidated due to the adoption of newly issued accounting guidance. Our ownership interest in LSV was unchanged and our proportionate share in the earnings of LSV is reflected in “Equity in earnings of unconsolidated affiliate” on our Consolidated Statements of Operations. The deconsolidation of LSV had no impact on net income attributable to SEI or diluted earnings per share.

•

Revenues in third-quarter 2009 include $60.2 million from LSV. Excluding these revenues, revenues in third-quarter 2010 increased $3.7 million or two percent compared to third-quarter 2009. This increase was primarily due to higher average asset balances under management and administration from existing clients because of improved capital markets.

•

Stock-based compensation costs in third-quarter 2010 reflect the reversal of $6.3 million of previously recognized stock-based compensation costs and the acceleration of $3.1 million of stock-based compensation costs due to a change in management’s estimates of the attainment of certain performance vesting targets. The net effect of these two items was a reduction of $3.2 million of stock-based compensation costs in third-quarter 2010.

•

Third-quarter 2010 includes $2.1 million in costs associated with operational errors, of which, approximately $1.0 million is recognized in the Investment Advisors segment and $900K is recognized in the Investments in New Businesses segment. Also, third-quarter 2009 includes $2.2 million in costs associated with operational errors which was recognized in the Institutional Investors segment.

•

The third-quarter 2010 net income attributable to SEI and diluted earnings per share results include gains of $8.7 million associated with SIVs, whereas results in third-quarter 2009 included gains of $14.9 million. Additional information pertaining to SIVs is contained in SEI’s 2009 Form 10-K filed February 25, 2010.

•

Assets under management increased by $15.1 billion during the third-quarter 2010 to $164.0 billion at September 30, 2010, as compared to $148.9 billion at June 30, 2010, primarily due to market driven appreciation.

•	In the third-quarter 2010, SEI purchased 1,989,000 shares of its common stock for $38.6 million.

Proforma Consolidated Statement of Operations

The following proforma Consolidated Statements of Operations presents third quarter 2009 and Year to Date September 2009 for comparative purposes only as if LSV and LSV Employee Group was deconsolidated on January 1, 2009. This report is being provided for informational purposes only and is not a restatement or reclassification of previously filed reports. Our interest in LSV is presented as a single line item in the Consolidated Statements of Operations titled “Equity in earnings of unconsolidated affiliate.” For additional information, we refer you to Note 2 to the Consolidated Financial Statements included in our 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2010.

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	219,513	215,773	2%
Total expenses	164,374	169,694	(3%)

Income from operations	55,139	46,079	20%

Net gain from investments	9,362	15,616	(40%)
Interest, net	1,285	1,219	5%
Equity in earnings of unconsolidated affiliate	25,246	21,240	19%

Income before taxes	91,032	84,154	8%

Income taxes	34,311	31,109	10%

Net income	56,721	53,045	7%

Less Net Income attributable to noncontrolling interest	(332)	(318)	4%

Net income attributable to SEI	$56,389	$52,727	7%

Diluted earnings per share	$0.30	$0.27	11%

Diluted shares outstanding	189,521	192,325	(1%)

SEI INVESTMENTS COMPANY

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30,
	As Reported SEI Consolidated 2010	Proforma SEI without LSV and LSVEG 2009%

Total revenues	669,436	627,125	7%
Total expenses	503,780	488,294	3%

Income from operations	165,656	138,831	19%

Net gain (loss) from investments	30,435	(1,367)	N/A
Interest, net	3,601	3,795	(5%)
Other income	1,070	—	N/A
Equity in earnings of unconsolidated affiliate	72,839	52,370	39%

Income before taxes	273,601	193,629	41%

Income taxes	103,183	64,250	61%

Net income	170,418	129,379	32%

Less Net Income attributable to noncontrolling interest	(1,131)	(881)	28%

Net income attributable to SEI	$169,287	$128,498	32%

Diluted earnings per share	$0.89	$0.67	33%

Diluted shares outstanding	190,694	191,905	(1%)

Earnings Conference Call

A conference call to review earnings is scheduled for 2:00 PM ET on October 20, 2010. Investors may listen to the call at www.seic.com/investors or listen at www.earnings.com, a service of Thomson Streetevents. The call may also be accessed at numerous financial services web sites including AOL and Yahoo. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 174401.

About SEI

SEI (NASDAQ:SEIC) is a leading global provider of outsourced asset management, investment processing and investment operations solutions. The company’s innovative solutions help corporations, financial institutions, financial advisors, and affluent families create and manage wealth. As of September 30, 2010, through its subsidiaries and partnerships in which the company has a significant interest, SEI administers $402 billion in mutual fund and pooled assets and manages $164 billion in assets. SEI serves clients, conducts or is registered to conduct business and/or operations, from numerous offices worldwide. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2010	2009

Asset management, admin. and distribution fees	$155,799	$206,235
Information processing and software servicing fees	55,226	56,241
Transaction–based and trade execution fees	8,488	13,457

Total revenues	219,513	275,933

Subadvisory, distribution and other asset mgmt costs	21,900	21,998
Brokerage commissions and royalties	12,402	14,421
Compensation, benefits and other personnel	64,694	70,204
Stock based compensation	3,468	3,418
Consulting, outsourcing and professional fees	21,841	20,173
Data processing and computer related	10,167	11,235
Facilities, supplies and other costs	18,302	18,817
Amortization	5,998	15,042
Depreciation	5,602	5,322

Total expenses	164,374	180,630

Income from operations	55,139	95,303

Net gain on investments	9,362	15,616
Interest and dividend income	1,621	1,897
Interest expense	(336)	(1,034)
Equity in earnings of unconsolidated affiliate	25,246	—

Income before taxes	91,032	111,782

Income taxes	34,311	31,109

Net income	56,721	80,673

Less: Net income attributable to noncontrolling interest	(332)	(27,946)

Net income attributable to SEI	$56,389	$52,727

Diluted earnings per common share	$0.30	$0.27

Shares used to calculate diluted earnings per common share	189,521	192,325

Basic earnings per common share	$0.30	$0.28

Shares used to calculate basic earnings per common share	187,964	190,850

SEI INVESTMENTS COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30,
	2010	2009

Asset management, admin. and distribution fees	$463,511	$558,808
Information processing and software servicing fees	175,148	173,152
Transaction–based and trade execution fees	30,777	44,593

Total revenues	669,436	776,553

Subadvisory, distribution and other asset mgmt costs	66,826	62,466
Brokerage commissions and royalties	40,747	47,645
Compensation, benefits and other personnel	198,922	207,312
Stock based compensation	16,403	10,209
Consulting, outsourcing and professional fees	65,250	60,034
Data processing and computer related	30,512	33,927
Facilities, supplies and other costs	50,833	50,453
Amortization	17,895	29,493
Depreciation	16,392	16,195

Total expenses	503,780	517,734

Income from operations	165,656	258,819

Net gain (loss) on investments	30,435	(1,367)
Interest and dividend income	4,823	5,545
Interest expense	(1,222)	(2,884)
Other income	1,070	—
Equity in earnings of unconsolidated affiliate	72,839	—

Income before taxes	273,601	260,113

Income taxes	103,183	64,250

Net income	170,418	195,863

Less: Net income attributable to the noncontrolling interest	(1,131)	(67,365)

Net income attributable to SEI	$169,287	$128,498

Diluted earnings per common share	$0.89	$0.67

Shares used to calculate diluted earnings per common share	190,694	191,905

Basic earnings per common share	$0.90	$0.67

Shares used to calculate basic earnings per common share	189,090	190,986

SEI INVESTMENTS COMPANY

CONDENSED BALANCE SHEETS

(In thousands)

	(Unaudited) September 30, 2010	December 31, 2009
Assets

Cash and short-term investments	$451,778	$590,877	(a)
Restricted cash	19,000	20,000
Receivables	171,709	212,451	(a)
Other current assets	19,930	18,075

Total current assets	662,417	841,403

Property and equipment, net	144,026	146,053
Marketable securities	177,889	181,897
Capitalized software, net	289,604	278,656
Investment in unconsolidated affiliate	63,096	—
Goodwill	—	22,842
Intangible assets, net	—	44,859
Other assets, net	16,993	18,098

Total assets	$1,354,025	$1,533,808

Liabilities

Current liabilities	$116,340	$163,055	(b)
Long-term debt	120,000	247,152	(b)
Deferred income taxes	91,108	86,257
Long-term liabilities	5,836	5,726

Total SEI Investments Company shareholders’ equity	1,006,391	909,723
Noncontrolling interest	14,350	121,895

Total Equity	1,020,741	1,031,618

Total liabilities and equity	$1,354,025	$1,533,808

(a)	Includes $57,061 of cash and cash equivalents and $66,392 of receivables of LSV Asset Management.
(b)	Includes $20,552 of debt of LSV Employee Group of which $6,400 is included in Current liabilities and the remaining $14,152 is included in Long-term debt.

SEI INVESTMENTS COMPANY

ASSET BALANCES

(In millions)

(Unaudited)

	Sep. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	Jun. 30, 2010	Sep. 30, 2010
Private Banks:
Equity/Fixed Income prgms.	$12,479	$12,690	$12,635	$11,769	$12,842
Collective Trust Fund prgm.	1,098	1,067	1,023	640	615
Liquidity funds	6,524	6,035	5,329	5,175	5,034

Total assets under mgmt.	$20,101	$19,792	$18,987	$17,584	$18,491

Client assets under admin.	10,941	11,213	11,429	10,335	10,557

Total assets	$31,042	$31,005	$30,416	$27,919	$29,048

Investment Advisors:
Equity/Fixed Income prgms.	$24,739	$25,392	$26,222	$23,699	$26,091
Collective Trust Fund prgm.	2,521	2,423	2,284	2,066	2,028
Liquidity funds	2,243	1,929	1,731	2,635	2,253

Total assets under mgmt.	$29,503	$29,744	$30,237	$28,400	$30,372

Institutional Investors:
Equity/Fixed Income prgms.	$43,672	$44,322	$45,891	$43,506	$47,667
Collective Trust Fund prgm.	707	684	657	643	641
Liquidity funds	4,624	3,370	3,198	2,558	3,475

Total assets under mgmt.	$49,003	$48,376	$49,746	$46,707	$51,783

Investment Managers:
Equity/Fixed Income prgms.	$4	$4	$2	$1	$1
Collective Trust Fund prgm.	7,075	7,428	7,639	7,366	7,781
Liquidity funds	528	412	447	428	423

Total assets under mgmt.	$7,607	$7,844	$8,088	$7,795	$8,205

Client assets under admin. (A)	216,222	221,680	220,807	220,459	227,777

Total assets	$223,829	$229,524	$228,895	$228,254	$235,982

Investments in New Businesses:
Equity/Fixed Income prgms.	$473	$520	$534	$496	$533
Liquidity funds	93	75	72	74	82

Total assets under mgmt.	$566	$595	$606	$570	$615

LSV Asset Management
Equity/Fixed Income prgms.	$49,349	$52,488	$54,189	$47,822	$54,492

Consolidated:
Equity/Fixed Income prgms (B)	$130,716	$135,416	$139,473	$127,293	$141,626
Collective Trust Fund prgm.	11,401	11,602	11,603	10,715	11,065
Liquidity funds	14,012	11,821	10,777	10,870	11,267

Total assets under mgmt.	$156,129	$158,839	$161,853	$148,878	$163,958

Client assets under admin. (C)	227,163	232,893	232,236	230,794	238,334

Total assets	$383,292	$391,732	$394,089	$379,672	$402,292

(A)	Client assets under administration in the Investment Managers segment include $59.6 billion of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of September 30, 2010).
(B)	Equity/Fixed Income programs include $2,386 million of assets invested in various asset allocation funds at September 30, 2010.
(C)	In addition to the numbers presented, SEI also administers an additional $4,534 million in Funds of Funds assets (as of September 30, 2010) on which SEI does not earn an administration fee.